Partners' Capital, Mezzanine Equity and Distributions	12 Months Ended
Dec. 31, 2018
Equity [Abstract]
Partners' Capital, Mezzanine Equity and Distributions	Partners’ Capital, Mezzanine Equity and Distributions
At December 31, 2018, our outstanding equity consisted of 122,539,221 Class A common units and 39,997 Class B common units. The Class A units are traditional common units in us. The Class B units are identical to the Class A units and, accordingly, have voting and distribution rights equivalent to those of the Class A units, and, in addition, the Class B units have the right to elect all of our board of directors and are convertible into Class A units under certain circumstances, subject to certain exceptions.
Distributions
Generally, we will distribute 100% of our available cash (as defined by our partnership agreement) within 45 days after the end of each quarter to unitholders of record. Available cash generally means, for each fiscal quarter, all cash on hand at the end of the quarter:

•	less the amount of cash reserves that our general partner determines in its reasonable discretion is necessary or appropriate to:

•	provide for the proper conduct of our business;

•	comply with applicable law, any of our debt instruments, or other agreements; or

•	provide funds for distributions to our unitholders for any one or more of the next four quarters;

•
plus all cash on hand on the date of determination of available cash for the quarter resulting from working capital borrowings. Working capital borrowings are generally borrowings that are made under our credit facility and in all cases are used solely for working capital purposes or to pay distributions to partners.

We paid distributions in 2019, 2018 and 2017 as follows:

Distribution For	Date Paid	Per Unit Amount	Total Amount
2016
4th Quarter	February 14, 2017	$0.7100	$83,765
2017
1st Quarter	May 15, 2017	$0.7200	$88,257
2nd Quarter	August 14, 2017	$0.7225	$88,563
3rd Quarter	November 14, 2017	$0.5000	$61,290
4th Quarter	February 14, 2018	$0.5100	$62,515
2018
1st Quarter	May 15, 2018	$0.5200	$63,741
2nd Quarter	August 14, 2018	$0.5300	$64,967
3rd Quarter	November 14, 2018	$0.5400	$66,193
4th Quarter	February 14, 2019	$0.5500	$67,419

Equity Issuances and Contributions
Our partnership agreement authorizes our general partner to cause us to issue additional limited partner interests and other equity securities, the proceeds from which could be used to provide additional funds for acquisitions or other needs.
On March 24, 2017, we issued 4,600,000 Class A common units in a public offering at a price of $30.65 per unit, which included the exercise by the underwriters of an option to purchase up to 600,000 additional common units from us. We received proceeds, net of offering costs, of approximately $140.5 million from that offering.
On July 27, 2016, we issued 8,000,000 Class A common units in a public offering at a price of $37.90 per unit. We received proceeds, net of underwriting discounts and offering costs, of approximately $298.5 million from that offering. We used those proceeds to repay a portion of the borrowings outstanding under our credit facility.
The new common units issued in 2017 and 2016 to the public for cash were as follows:

Period	Purchaser of Common Units	Units	Gross Unit Price	Issuance Value	Costs	Net Proceeds
March 2017	Public	4,600	$30.65	$140,990	$(477)	$140,513
July 2016	Public	8,000	$37.90	$303,200	$(4,748)	$298,452

Class A Convertible Preferred Units
On September 1, 2017, we sold $750 million of Class A convertible preferred units ("preferred units") in a private placement, comprised of 22,249,494 units for a cash purchase price per unit of $33.71 (subject to certain adjustments, the “Issue Price”) to two initial purchasers. Our general partner executed an amendment to our partnership agreement in connection therewith, which, among other things, authorized and established the rights and preferences of our preferred units. Our preferred units are a new class of security that ranks senior to all of our currently outstanding classes or series of limited partner interests with respect to distribution and/or liquidation rights. Holders of our preferred units vote on an as-converted basis with holders of our common units and have certain class voting rights, including with respect to any amendment to the partnership agreement that would adversely affect the rights, preferences or privileges, or otherwise modify the terms, of those preferred units.
Each of our preferred units accumulate quarterly distribution amounts in arrears at an annual rate of 8.75% (or $2.9496), yielding a quarterly rate of 2.1875% (or $0.7374), subject to certain adjustments. With respect to any quarter ending on or prior to March 1, 2019, we have the option to pay to the holders of our preferred units the applicable distribution amount in cash, preferred units, or any combination thereof. If we elect to pay all or any portion of a quarterly distribution amount in preferred units, the number of such preferred units will equal the product of (i) the number of then outstanding preferred units and (ii) the quarterly rate. We have elected to pay all distributions from inception through the quarter ending December 31, 2018 with additional preferred units. For each quarter ending after March 1, 2019, we must pay all distribution amounts in respect of our preferred units in cash.
From time to time after September 1, 2020, we will have the right to cause the conversion of all or a portion of outstanding preferred units into our common units, subject to certain conditions; provided, however, that we will not be permitted to convert more than 7,416,498 of our preferred units in any consecutive twelve-month period. At any time after September 1, 2020, if we have fewer than 592,768 of our preferred units outstanding, we will have the right to convert each outstanding preferred unit into our common units at a conversion rate equal to the greater of (i) the then-applicable conversion rate and (ii) the quotient of (a) the Issue Price and (b) 95% of the volume-weighted average price of our common units for the 30-trading day period ending prior to the date that we notify the holders of our outstanding preferred units of such conversion.
Upon certain events involving certain changes of control in which more than 90% of the consideration payable to the holders of our common units is payable in cash, our preferred units will automatically convert into common units at a conversion ratio equal to the greater of (a) the then applicable conversion rate and (b) the quotient of (i) the product of (A) the sum of (1) the Issue Price and (2) any accrued and accumulated but unpaid distributions on our preferred units, and (B) a premium factor (ranging from 115% to 101% depending on when such transaction occurs) plus a prorated portion of unpaid partial distributions, and (ii) the volume weighted average price of the common units for the 30 trading days prior to the execution of definitive documentation relating to such change of control.
In connection with other change of control events that do not meet the 90% cash consideration threshold described above, each holder of our preferred units may elect to (a) convert all of its preferred units into our common units at the then applicable conversion rate, (b) if we are not the surviving entity (or if we are the surviving entity, but our common units will cease to be listed), require us to use commercially reasonable efforts to cause the surviving entity in any such transaction to issue a substantially equivalent security (or if we are unable to cause such substantially equivalent securities to be issued, to convert its preferred units into common units in accordance with clause (a) above or exchanged in accordance with clause (d) below or convert at a specified conversion rate), (c) if we are the surviving entity, continue to hold our preferred units or (d) require us to exchange our preferred units for cash or, if we so elect, our common units valued at 95% of the volume-weighted average price of our common units for the 30 consecutive trading days ending on the fifth trading day immediately preceding the closing date of such change of control, at a price per unit equal to the sum of (i) the product of (x) 101% and (y) the Issue Price plus (ii) accrued and accumulated but unpaid distributions and (iii) a prorated portion of unpaid partial distributions.
For a period of 30 days following (i) September 1, 2022 and (ii) each subsequent anniversary thereof, the holders of our preferred units may make a one-time election to reset the quarterly distribution amount (a “Rate Reset Election”) to a cash amount per preferred unit equal to the amount that would be payable per quarter if a preferred unit accrued interest on the Issue Price at an annualized rate equal to three-month LIBOR plus 750 basis points; provided, however, that such reset rate shall be equal to 10.75% if (i) such alternative rate is higher than the LIBOR-based rate and (ii) the then market price for our common units is then less than 110% of the Issue Price. To become effective, the Rate Reset Election requires approval of holders of at least a majority of our then outstanding preferred units and such majority must include each of our initial purchasers (or any affiliate to whom they have transferred their preferred units) if such initial purchaser (including its affiliates) holds at least 25% of the then outstanding preferred units.
Upon the occurrence of a Rate Reset Election, we may redeem our preferred units for cash, in whole or in part (subject to certain minimum value limitations) for an amount per preferred unit equal to such preferred unit’s liquidation value (equal to the Issue Price plus any accrued and accumulated but unpaid distributions, plus a prorated portion of certain unpaid partial distributions in respect of the immediately preceding quarter and the current quarter) multiplied by (i) 110%, prior to
September 1, 2024, and (ii) 105% thereafter. Each holder of our preferred units may elect to convert all or any portion of its preferred units into common units initially on a one-for-one basis (subject to customary adjustments and an adjustment for accrued and accumulated but unpaid distributions and limitations) at any time after September 1, 2019 (or earlier upon a change of control, liquidation, dissolution or winding up), provided that any conversion is for at least $50 million or such lesser amount if such conversion relates to all of a holder’s remaining preferred units or has otherwise been approved by us.
If we fail to pay in full any preferred unit distribution amount after March 1, 2019 in respect of any two quarters, whether or not consecutive, then until we pay such distributions in full, we will not be permitted to (a) declare or make any distributions (subject to a limited exceptions for pro rata distributions on our preferred units and parity securities), redemptions or repurchases of any of our limited partner interests that rank junior to or pari passu with our preferred units with respect to rights upon distribution and/or liquidation (including our common units), or (b) issue any such junior or parity securities. If we fail to pay in full any preferred unit distribution after March 1, 2019 in respect of any two quarters, whether or not consecutive, then the preferred unit distribution amount will be reset to a cash amount per preferred unit equal to the amount that would be payable per quarter if a preferred unit accrued interest on the Issue Price at an annualized rate equal to the then-current annualized distribution rate plus 200 basis points until such default is cured.
In addition to their right to veto a Rate Reset Election under certain circumstances, we have granted each initial purchaser (including its applicable affiliate transferees) certain rights, including (i) the right to appoint an observer, who shall have the right to attend our board meetings for so long as an initial purchaser (including its affiliates) owns at least $200 million of our preferred units; (ii) the right to purchase up to 50% of any parity securities on substantially the same terms offered to other purchasers for so long as an initial purchaser (including its affiliates) owns at least 11,124,747 of our preferred units, and (iii) the right to appoint two directors to our general partner’s board of directors if (and so long as) we fail to pay in full any three quarterly distribution amounts, whether or not consecutive, attributable to any quarter ending after March 1, 2019.
The Rate Reset Election of these preferred units represents an embedded derivative that must be bifurcated from the related host contract and recorded at fair value on our Consolidated Balance Sheet. See further information in Note 19. The preferred units themselves are classified as mezzanine capital on our Consolidated Balance Sheet.
Accounting for the Class A Convertible Preferred Units
Our preferred units are considered redeemable securities under GAAP due to the existence of redemption provisions upon a deemed liquidation event which is outside of our control. Therefore, we present them as temporary equity in the mezzanine section of the Consolidated Balance Sheet. The preferred units have been recorded at their issuance date fair value, net of issuance costs. Because our preferred units are not currently redeemable and we do not have plans or expect any events which constitute a change of control in our partnership agreement, we present our preferred units at their initial carrying amount. However, we would be required to adjust that carrying amount if it becomes probable that we would be required to redeem our preferred units.
Initial and Subsequent Measurement
We initially recognized our preferred units at their issuance date fair value, net of issuance costs. We will not be required to adjust the carrying amount of our preferred units until it becomes probable that they would become redeemable. Once redemption becomes probable, we would adjust the carrying amount of our preferred units to the redemption value over a period of time comprising the date the redemption first becomes probable and the date the units can first be redeemed.
As discussed above, a portion of the net proceeds were allocated to the Preferred Distribution Rate Reset Election and recorded in Other long term liabilities on the Consolidated Balance Sheet as described below (as of the inception date):

September 1, 2017
Transaction price, gross	750,000
Transaction cost to other third parties	(23,581)
Transaction price, net	726,419

Allocation of Net Transaction Price
Preferred Units, net	691,969
Preferred Distribution Rate Reset Election (Note 19)	34,450
726,419

Preferred unit distributions are recognized on the date in which they are declared. Paid in kind distributions were declared and issued as follows:

Distribution Declared	Date Issued	Number of Units	Total Amount
2017
November 2017	November 14, 2017	162,234	$5,469
2018
January 2018	February 14, 2018	490,252	$16,526
April 2018	May 15, 2018	500,976	$16,888
July 2018	August 14, 2018	511,934	$17,257
October 2018	November 14, 2018	523,132	$17,635

The following table shows the change in our Class A Convertible Preferred Units from initial measurement at September 1, 2017 to December 31, 2018:

	Class A Convertible Preferred Units
	Units	$
December 31, 2016	—	$—
Issuance of Preferred Units, net	22,249,494	726,419
Allocation to Preferred Distribution Rate Reset Election (Note 19)	—	(34,450)
Distributions paid-in-kind	162,234	5,469
Allocation of Distributions paid-kind to Preferred Distribution Rate Reset Election (Note 19)	—	(287)
Balance as of December 31, 2017	22,411,728	$697,151
Distributions paid-in-kind	2,026,294	68,306
Allocation of Distributions paid-kind to Preferred Distribution Rate Reset Election (Note 19)	—	(3,991)
Balance as of December 31, 2018	24,438,022	$761,466
Net income(loss) attributable to common unitholders is reduced by Preferred Unit distributions that accumulated during the period. During 2018, net income attributable to common unitholders was reduced by $69.8 million as a result of distributions that accumulated during the period. With respect to our Class A Convertible Preferred Units relating to the fourth quarter of 2018, we declared a payment-in-kind ("PIK") of the quarterly distribution, which resulted in the issuance of an additional 534,576 Class A Convertible Preferred Units. This PIK amount equates to a distribution of $0.7374 per Class A Convertible Preferred Unit for the 2018 Quarter, or $2.9496 annualized. These distributions were paid on February 14, 2019 to preferred unitholders holders of record at the close of business January 31, 2019.